                                 EXHIBIT 10.71

                             TERMINATION AGREEMENT


     THIS TERMINATION AGREEMENT (the "Termination Agreement") is entered into as of April 30, 1996, by and among Boomtown Indiana, Inc., an Indiana corporation ("Boomtown Indiana"), Boomtown, Inc., a Delaware corporation ("Boomtown Parent"), Boomtown Riverboat, Inc., a Nevada corporation ("BRI"), SES Indiana, L.L.C., and Indiana limited liability company ("SES Indiana"), SES Facilities, Inc., and Indiana corporation ("SES Facilities"), First SES Indiana, Inc., and Indiana corporation ("SES GP"), SES Gaming, Inc., a Nevada corporation ("SES Gaming") and Sheldon E. Stunkel, an individual ("Stunkel") Boomtown Indiana, BRI and Boomtown Parent are collectively referred to as the "Boomtown Group", and SES Indiana, SES Facilities, SES Gaming, SES GP and Stunkel are collectively referred to as the "SES Group".

BACKGROUND

     A. The Boomtown Group and the SES Group entered into that certain Master Agreement dated as of February 1, 1994, as amended (the "Master Agreement"), concerning a gaming project in Lawrenceburg, Indiana (the "Lawrenceburg Project"), and other potential projects in certain areas of Ohio, Kentucky and Indiana.

     B. The parties have failed to obtain a gaming license in conjunction with the Lawrenceburg Project.

     C. The Boomtown Group is now undertaking a potential project in Switzerland County, Indiana in conjunction with Hilton Gaming Corporation (the "Switzerland Project").

     D. The Boomtown Group and the SES Group have disagreements over the respective parties' rights in the Indiana projects and wish to resolve amicably the disagreements as described below.

     NOW, THEREFORE, in consideration of the mutual representations and covenants made herein, the parties hereby agree as follows:

     1. TERMINATION OF MASTER AGREEMENT To the extent not previously terminated, the Master Agreement, including without limitation Sections 6.2 and
6.3 of the Master agreement and all rights and obligations of the parties under the Master Agreement, is hereby terminated, and is of no further force and effect.

     2. WAIVER OF ANY RIGHTS IN SWITZERLAND PROJECTS The SES Group waives any and all rights that it may have had under the Master Agreement or otherwise to participate in the Switzerland Project, including without limitation any rights to any income therefrom.

3.   TRANSFER OF INTEREST IN LAWRENCEBURG PROJECT

          (a) For good and valuable consideration, the Boomtown Group hereby transfers to SES Facilities all of the Boomtown Group's right, title and interest in and to the Lawrenceburg Project. Such transfer includes without limitation (I) the transfer by the Boomtown Group of all of its outstanding stock in BRI and Boomtown Indiana to SES Facilities, such that the SES Group, as holder of 100% of the outstanding stock of BRI and Boomtown Indiana, will hold all general and limited partnership interests in Boomtown Landing, L.P., SES Boat, L.P. and Boomtown Belle, L.P. , (collectively, the "Partnerships"), and
(ii) delivery to the SES Group of all documents, rights, files, plans, tapes and the like relating to the Lawrenceburg Project (provided that duplicate copies of such material may be retained by the Boomtown Group and provided further that the Boomtown Group and its affiliates shall have the right to use concepts, ideas, drawings and the like contained in such transferred material). The SES Group acknowledges and agrees that the Boomtown Group has not further obligations under the Agreements of Limited Partnership of the Partnerships and under the Development and Pre-Opening Services Agreement, dated as of February 1, 1994 (the "Pre-Opening Agreement"). The parties further agree that the Pre-Opening Agreement is terminated.

          (b) In connection with the transfer of the stock of BRI and Boomtown Indiana, Boomtown Parent hereby represents and warrants to SES Facilities as of the date of this Termination Agreement that (I) each of the BRI and Boomtown Indiana has no liabilities in excess of $300 resulting from the actions of inaction's of the Boomtown Group, and no assets other than its interest in the Partnerships and the Lawrenceburg Project, including without limitation the gaming application relating thereto currently on file with the Indiana Gaming Commission (the "Gaming Application"), (ii) each of BRI and Boomtown, Indiana are in good standing in the State of Indiana, and with respect to BRI , the State of Nevada, (iii) no consents are required pursuant to written agreements to which the Boomtown Group is a party in connection with the transfer of the rights and interests of the Boomtown Group contemplated hereby and (iv) to the Boomtown Group's knowledge, the Gaming Application is still in force and effect as of the date of this Termination Agreement. However, the Boomtown Group makes no representation regarding the status of the Gaming Application, or the effect of this Termination Agreement on the status of the Gaming Application. The Boomtown Group and the SES Group agree to take all reasonable actions and execute all appropriate documents that may be necessary or advisable in effecting the transfer described herein, including without limitation any reasonable actions that may be required by the Indian Gaming Commission in connection with the transfer described herein.

     4. NO RIGHT TO BOOMTOWN NAME The SES Group acknowledges and agrees that it does not have the right to use the Boomtown name in any way, including without limitation in connection with the Lawrenceburg Project. The SES Group further agrees to take all actions and execute all documents necessary or advisable (as the Boomtown Group may reasonably determine) to change the names of Boomtown Indiana, BRI, Boomtown Landing, L.P. and Boomtown Belle, L.P. to eliminate the "Boomtown" from the entity names, including without limitation any filings with the Indiana Gaming Commissions and other governmental entities necessary to notify of the name change and transfer contemplated hereunder, which actions and filings shall be accomplished not later than 30 days after the date of this Termination Agreement.

     5. REIMBURSEMENT OF EXPENSES Simultaneous with the execution of this Termination Agreement, the Boomtown Group shall reimburse Stunkel for (I) $32,509 for his expenses incurred prior to July 1995 in connection with the transactions contemplated by the Master Agreement and (ii) $18,000 for the expenses of Mr. John House incurred prior to July 1995 in connection with the transactions contemplated by the Master Agreement (provided, however, that it is contemplated that Mr. House shall promptly reimburse the Boomtown Group for any amount reimbursed to Mr. House not incurred in connection with the transactions contemplated by the Master Agreement prior to July 1995.) The SBS Group acknowledges and agrees that such amounts represent the full and entire amounts due to them under the Master Agreement, and that no further amounts shall be due and owing to the SES Group (or any of its representatives or agents) under the Master Agreement and related documents. Mr. House shall deliver a similar acknowledgment and agreement as a condition to his receipt of the $18,000 referred to above.

     6.   GENERAL RELEASE

          (a) The Boomtown Group (and each member thereof) and the SES Group (and each member thereof) each forever releases and discharges each other, their respective officers, directors, employees, investors, stockholders, administrators, successors and assigns, from any and all claims, rights, demands, actions, obligations, liabilities, and causes of action of any kind and nature, known and unknown, suspected or unsuspected, that it now has or has ever had against the other, arising on or prior to the date of this Termination Agreement, including without limitation arising out of or in any way connected with the negotiation, execution, partial performance and termination of the Master Agreement (including without limitation all exhibits thereto), and including without limitation any and all claims for breach of contract (both express and implied), breach of a covenant of good faith and fair dealing (both express and implied), negligent or intentional misrepresentation and negligent or intentional interference with contract or prospective economic advantage.

          (b)  The parties understand and agree that the release set forth in
Section 6(a) is a full and final release of any and all claims described above, and the parties agree that it shall apply to all unknown, unanticipated, and undisclosed claims, demands, liabilities, actions, or causes of action, as well as those which are now known, anticipated, suspected, or disclosed. Each of the Boomtown Group (and each member thereof) and the SES Group (and each member thereof) expressly waives all rights under any law of any state or territory in the United States of American or any other jurisdiction that reads substantially as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH
          THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN THE CREDITOR'S FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY THE CREDITOR MUST HAVE MATERIALLY AFFECTED THE CREDITOR'S SETTLEMENT WITH THE DEBTOR.

          (c) The parties represent and warrant that they are fully entitled to give this complete release and discharge and that there are no liens, claims of lien, or assignments, at law or in equity or otherwise, with respect to any existing or potential claims or causes of action arising out of or in any way connected with their relationship.

     7. CONFIDENTIALITY During the term of the Master Agreement, each party may have had access to or become acquainted with various trade secrets and confidential information or the other parties, including financial information, management guidelines and procedures, operating manuals, and similar compilations and documents regularly used in the operation of its business. No party (the "Disclosing Party") shall disclose to any third person or make copies of any of the other parties' trade secrets or confidential information, directly or indirectly, during or subsequent to the term of this Termination Agreement without that party's prior written consent, except (i) where such disclosure is required by law or court order (and solely to the extent required) and (ii) where such information is or becomes public knowledge through no fault of the Disclosing Party. All recipes, files, records, documents, compilations, manuals, and similar items (including all copies or facsimiles thereof) shall remain the exclusive property of the party providing such information.

     8.   MISCELLANEOUS

          (a) EXPENSES Each party shall bear its own costs, attorneys' fees and other fees incurred in connection with the negotiation and preparation of this Termination Agreement.

          (b) ENTIRE AGREEMENT This Termination Agreement represents the entire understanding and agreement between the parties regarding the subject matter hereof and supersedes and replaces any and all prior understandings and agreements, written or oral, relating to the subject matter hereof, including without limitation that certain letter agreement dated as of March 21, 1996.

          (c) AMENDMENTS This termination Agreement may only be amended in a writing signed by a duly authorized representative from both the Boomtown Group and the SES Group.

          (d) BINDING ON SUCCESSORS AND ASSIGNS This Termination Agreement shall bind the personal representatives, successors and assigns of the parties, and inure to the benefits of the parties, and their respective directors, officers, stockholders, partners, employees, representatives, successors and assign.

          (e) GOVERNING LAW This Termination Agreement shall be governed by the laws of the State of Indiana. If either part commences an action against any other party arising out of or in connection with this Termination Agreement, the prevailing party shall be entitled to have an recover from the losing party the reasonable fees for attorneys and expert witnesses and its court costs.

          (f) SEVERABILITY In the event that any provision of this Termination Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, such provision shall be revised so as to maintain as much of the parties' originally stated intent as is lawful of, if incapable of such revision, shall be deleted herefrom, while all of the other terms and conditions of this Terminating Agreement shall be unaffected and remain in full force and effect and continue to bind the parties.

          (g)  COUNTERPARTS.   This Termination Agreement may be executed in
counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective binding agreement on the part of each of the undersigned.

          (h) NO ADMISSION OF LIABILITY. The parties understand and acknowledge that the release set forth in Section 6 above and the other covenants and provisions set forth in this Termination Agreement constitute a settlement and compromise of all disputed claims of the parties. No action taken by the parties either previously or in connection with the Termination Agreement, shall be deemed or construed to be an admission of the truth or falsity or any claims previously mad or an acknowledgment or admission by either party of any fault or liability whatsoever to the other party.

     IN WITNESS WHEREOF, the parties have executed this Termination Agreement as of the date first set forth above


SES INDIANA, L.L.C.                    BOOMTOWN INDIANA, INC.
AN INDIANA LIMITED LIABILITY COMPANY   AN INDIANA CORPORATION

SIGNATURE /S/ SHELDON E. STUNKEL       SIGNATURE /S/ ROBERT F. LIST
          --------------------------             ---------------------------
NAME      SHELDON E. STUNKEL           NAME      ROBERT F. LIST
          --------------------------             ---------------------------
TITLE     CHAIRMAN                     TITLE     SR. VICE PRESIDENT
          --------------------------             ---------------------------


SES GAMING, INC.                       BOOMTOWN RIVERBOAT, INC.
A NEVADA CORPORATION                   A NEVADA CORPORATION

SIGNATURE /S/ SHELDON E. STUNKEL       SIGNATURE /S/ ROBERT F. LIST
          --------------------------             ---------------------------
NAME      SHELDON E. STUNKEL           NAME      ROBERT F. LIST
          --------------------------             ---------------------------
TITLE     CHAIRMAN                     TITLE     SR. VICE PRESIDENT
          --------------------------             ---------------------------


FIRST SES INDIANA, INC.                BOOMTOWN, INC.
AN INDIANA CORPORATION                 A DELAWARE CORPORATION

SIGNATURE /S/ SHELDON E. STUNKEL       SIGNATURE /S/ ROBERT F. LIST
          --------------------------             ---------------------------
NAME      SHELDON E. STUNKEL           NAME      ROBERT F. LIST
          --------------------------             ---------------------------
TITLE     PRESIDENT                    TITLE     SR. VP/CORPORATE COUNSEL
          --------------------------             ---------------------------


SES FACILITIES, INC.                   SHELDON E. STUNKEL.
AN INDIANA CORPORATION                 AN INDIVIDUAL

SIGNATURE /S/ SHELDON E. STUNKEL       SIGNATURE /S/ SHELDON E. STUNKEL
          --------------------------             ---------------------------
NAME      SHELDON E. STUNKEL
          --------------------------
TITLE     PRESIDENT
          --------------------------